Yorkshire Building Society ABS-15G

Exhibit 99.1

PRIVATE AND CONFIDENTIAL

The Directors

Yorkshire Building Society (”YBS”)

Yorkshire House,

Yorkshire Drive,

Bradford,

West Yorkshire

BD5 8LJ

The Directors

Accord Mortgages Limited (the “Originator”)

Yorkshire House,

Yorkshire Drive,

Bradford,

West Yorkshire

BD5 8LJ

The Directors

Brass No.11 Plc (the “Issuer”)

c/o Wilmington Trust SP

Services (London) Limited,

Third Floor,

1 King's Arms Yard,foo

London

EC2R 7AF

HSBC Bank plc (the “Arranger” and a “Joint Lead Manager”)

8 Canada Square

London

E14 5HQ

HSBC Securities (USA) Inc (a “Joint Lead Manager”)

452 Fifth Avenue

New York City

10018

Barclays Bank PLC (a “Joint Lead Manager”)

5 The North Colonnade

Canary Wharf

London

E14 4BB

Merrill Lynch International (a “Joint Lead Manager” and, together with HSBC Bank plc, HSBC

Securities (USA) Inc and Barclays Bank PLC, the “Joint Lead Managers”)

Bank of America Merrill Lynch Financial Centre

2 King Edward Street

London

EC1A 1HQ

and the Other Managers (as defined below)

PricewaterhouseCoopers LLP, 7 More London Riverside, London, SE1 2RT

T: +44 (0) 2075 835 000, F: +44 (0) 2072 127 500, www.pwc.co.uk

PricewaterhouseCoopers LLP is a limited liability partnership registered in England with registered number OC303525. The registered office of

PricewaterhouseCoopers LLP is 1 Embankment Place, London WC2N 6RH. PricewaterhouseCoopers LLP is authorised and regulated by the Financial Conduct Authority for designated investment business.

12 September 2022

Dear Ladies and Gentlemen

Agreed upon procedures report of factual findings in respect of the proposed issue of residential mortgage backed securities by the Issuer (the “Transaction”).

Purpose of this Agreed-Upon Procedures Report

This AUP report is produced in accordance with the terms of our agreement dated 1 September 2022 (the “Engagement Letter”) which is attached as Appendix 2.

This AUP report is addressed to the addressees solely to assist them in performing the due diligence procedures that they believe appropriate to undertake, or procure to be undertaken, as part of the Transaction and may not be suitable for another purpose.

Your Responsibilities

You are responsible for determining that the scope of the services is sufficient for your purposes (and the purposes of any other intended recipients of this AUP report) and have confirmed that the procedures described herein are appropriate for the purpose for which of the services were engaged.

It is the responsibility of the Originator to take all reasonable care to ensure that any data provided to us has been properly extracted from the computer systems of the Originator and for the creation and maintenance of all accounting records supporting that data.

It is the responsibility of the Originator to respond to the due diligence enquiries of the Arranger and the Joint Lead Managers concerning the Originator’s origination and servicing procedures and systems as appropriate, the characteristics of the asset pool and the extent of disclosure anticipated in any prospectus relating to the Transaction to enable the Arranger and the Joint Lead Managers to determine whether the scope of the services is sufficient for their purposes, and to evaluate the findings of those procedures in the context of the other due diligence enquiries they undertake.

Our Responsibilities

Our work was performed in accordance with the International Standard on Related Services (ISRS) 4400 (Revised) ‘Agreed-Upon Procedures Engagements.’

We have complied with the ethical requirements in the Code of Ethics issued by the Institute of Chartered Accountants of England and Wales. For the purpose of this engagement, there were no independence requirements with which we were required to comply.

An agreed-upon procedures engagement involves performing the procedures that have been agreed with you, and reporting the findings, which are the factual results of the agreed-upon procedures performed. We make no representation regarding the appropriateness of the agreed-upon procedures.

We have applied International Standard on Quality Control (ISQC) 1 ‘Quality Control for Firms that Perform Audits and Reviews of Financial Statements, and Other Assurance and Related Services Engagements’, and accordingly, we maintain a comprehensive system of quality control including documented policies and procedures regarding compliance with ethical requirements, professional standards and applicable legal and regulatory requirements.

Procedures and Findings

We set out in Appendix 1 the procedures we have performed, as agreed with you, together with our findings.

Our procedures, as stated in our agreement, did not constitute an audit or assurance engagement made in accordance with generally accepted auditing or assurance standards, the objective of which would be the expression of assurance. We do not express such assurance. Had we performed additional procedures, or had we performed an audit or assurance engagement, other matters might have come to our attention that we would have reported to you. The findings do not include a description of the accounting systems or the processes for generating and maintaining the documents examined and other accounting records, nor does the AUP report include an evaluation of the findings. That is solely the responsibility of the intended users of the AUP report.

Our obligations in respect of this report are entirely separate from, and our responsibility and liability is in no way changed by, any other role we may have (or may have had) as auditors of YBS, the Originator and the Issuer or otherwise. Nothing in this report, nor anything said or done in the course of or in connection with the services, will extend any duty of care we may have in our capacity as auditors of any financial statements of YBS, the Originator and the Issuer.

The Originator may include a copy of this AUP Report in the bible of transaction documents of the Transaction prepared for the Issuer.

The procedures in this AUP report have not been undertaken in contemplation of the professional standards of the American Institute of Certified Public Accountants or the Public Company Accounting Oversight Board and accordingly the AUP report is not designed to be relied upon in connection with any obligations or responsibilities that you may have under any legislation, regulations and/or rule of law in the United States. The AUP report may be used by a manager on the Transaction to establish a due diligence defence under Section 11 of the United States Securities Act 1933, as amended, or a defence analogous to the due diligence defence available under such section. However, we express no view as to the effectiveness of such use of the AUP report.

You may disclose the AUP report directly to rating agencies, provided that (i) it is clearly understood by such rating agencies that they enjoy receipt for information purposes only, (ii) they do not acquire any rights against PwC and (iii) they will be required to sign letters to this effect in a form to be agreed between the rating agency and ourselves. Where required, you may also include a copy of the AUP report on a password-protected website created and maintained in accordance with the Securities Exchange Act 1934, but we accept no duty of care or liability to any rating agency or other party that obtains access to our AUP Report whether via that website or otherwise.

Additionally, YBS or the Originator may file a copy of the AUP Report on the U.S. Securities and Exchange Commission’s Electronic Data Gathering, Analysis, and Retrieval (“EDGAR”) database, but we accept no duty of care or liability to any parties that obtain access to our AUP Report whether via EDGAR or otherwise. The AUP Report is solely intended for the use and benefit of those parties that instructed us as to the procedures to be performed since others, unaware of the reasons for each of the procedures, may misinterpret the results, and we accept no duty of care or liability to any other party that obtains access to our AUP Report. We will not be responsible for any actions taken by a rating agency or any other party other than those specified above as a result of receiving a copy of the AUP Report.

This AUP report is solely for your use in connection with the purpose specified above and as set out in our agreement. No part of this AUP report is to be copied or distributed to any other party except as permitted under the terms of our agreement. We do not accept any liability or responsibility to any third party.

Yours faithfully,

/s/ Pricewaterhouse Coopers LLP

PricewaterhouseCoopers LLP

Chartered Accountants

London

12 September 2022

Appendix 1 to the AUP Report

Procedures performed in relation to the Transaction – Asset Pool

1.	We were provided with a computerised file by the Originator on 20 July 2022 entitled “Brass 11 Pool Cut Jun 2022 Pool AUP – for Sample Selection.xlsx” (the “Initial Data Tape”) detailing account numbers for the provisional portfolio of mortgage loans as at 30 June 2022 (the “Cut-Off Date”), totalling 22,092 loans with a total current balance of £4,854,490,281.64 as at the Cut-Off Date. We have been informed that the pool of loans represents the Transaction provisional pool as at the Cut-Off Date.

2.	We selected a random sample of 454 loans (the “Initial Selected Sample”) from the Initial Data File. The size of the total sample was based on statistical sampling techniques using the following criteria:

●        99% confidence level;

●        0% expected error rate;

●        1% maximum error rate.

You have agreed the sample size of 454 loans as being sufficient and appropriate for the purposes of this engagement.

3.	In addition, we selected a reserve sample of 50 loans (the "Reserve Sample") from the Initial Data File, to be used to replace any loans in the Initial Selected Sample which had been redeemed between the Cut-Off Date and the date of our testing.
4.	None of the loans in the Reserve Sample were used. Therefore the 454 loans in the Initial Selected Sample represent the “Selected Sample”.
5.	After selection of the sample, we were provided with a computerised file by the Originator on 21 July 2022 entitled “Brass 11 Pool Cut Jun 2022 Pool AUP – All Data.xlsx” (the “Extraction File”) detailing account numbers for the provisional portfolio of mortgage loans with all data fields showing loan attributes as at the Cut-Off Date.

6.	For the purposes of the procedures:
•	the term “Primary System” or “Mortgage System” in each case refers to “YBS Live”.
•	the term “Mortgage File” in each case refers to scanned or hard copy documents in relation to a particular mortgage loan, including the relevant application form, initial and, if applicable, latest Offer Letter, Mortgage Deed, Certificate of Title (“COT”), Report on Title (“ROT”), Title Deeds, Valuation Report and any other scanned or hard copy documents relevant to the mortgage loan provided to us by the Originator.
•	The term “Offer Letter” refers to a mortgage offer letter or other document prepared by Accord Mortgages Limited which is addressed to the borrower.
•	The term “Title Deeds” refers to the Land Registry Title Deed accessed online from the HM Land Registry Direct (www.landregistrydirect.gov.uk) or by using the Land Registry “Charge Validation Service”, copies of such documents in the Mortgage File or equivalent sources or documents (such as the Standard Security, Land Certificate or Charge Certificate obtained from Land and Property Services of Northern Ireland, or Registers of Scotland as applicable), or a letter from a solicitor confirming that the title deeds are held on your behalf.

•	The term “Valuation Report” refers to hard copy valuation reports and includes a Mortgage Valuation Report (“MVR”, being a valuation based on an internal and external inspection of the property) and, where such a report cannot be located, an extract of the report from the Quest system.
•	References to the lender’s underwriting policy refers to your underwriting policies and practices in force at the time the loan was originated. You have agreed to provide relevant underwriting policies if we think it necessary to perform the procedures.
7.	When checking that a document bears a signature, we only checked the existence of a signature and made no representation on the integrity of the signature.
8.	We did not undertake any procedures to confirm compliance of the mortgage loans with your origination or valuation policies and procedures and will not perform any procedures on data fields appearing in the Extraction File other than as referred to below.
9.	We did not undertake any procedures to test the validity of management’s response to exceptions as displayed in the table below. Exceptions have been reported at a subtest level.
10.	With respect to the agreed upon procedures in relation to the Selected Sample, we report to you below the factual findings resulting from our work:

Description of Agreed-Upon Procedure	Results

1. Borrower Name

Compared the borrower(s)’ first name (or initials) and surname shown in the data field “Borrower Name” in the Extraction File to the name(s) (or initials) to the following:

a)      Mortgage loan application form

b)      Latest Offer Letter.

c)       Certificate of title (“COT”)

The following tolerances have been applied in performing these procedures:

•

Legal change of borrower(s)’s names (due to e.g. marriage/divorce) have not been counted as an exception, provided that there was evidence of such change provided in the mortgage file.

•

Immaterial spelling mistakes (such as reversing initials or names) where there is no ambiguity raised about the identity of the borrower(s) have not been reported as an exception.

1a) Eight exceptions noted:

Seven exceptions noted (PwC Sample 3, 31, 37, 98, 113, 120 and 340) due to the application form not being located.

One exception noted (PwC Sample 152) where the borrower’s surname was not present in the application form.

1b) No exception noted.

1c) Two exceptions noted (PwC Sample 134 and 170) due to the COT not being available.

Description of Agreed-Upon Procedure	Results

2. Property Address

Compared the property address (being house number and/or house name, street name and postcode) shown in the data field “Borrower Address” in the Extraction File to the following:

a)      Latest Offer Letter

b)      Valuation Report

c)       Certificate of title (COT)

The following tolerances have been applied in performing these procedures:

•

In the case of a new build property (as evidenced by data fields “AR132” in the Extraction File), differences in the property number and/or postcode, provided the street name and out code were in agreement.

•

Differences where the postcode has been amended due to Royal Mail boundary changes, as determined by reference to the “Address Finder” function on www.royalmail.com.

•

In cases where an address has been changed, where we have confirmation of the change in address on the Mortgage File as evidenced by change of address form or a letter from a solicitor.

2a) Three exceptions noted:

PwC Sample Number 93

Extraction File: Flat 2-6

Latest Offer Letter: Flat 6

PwC Sample Number 387

Extraction File: Flat B, 81 SXXXER ROAD

Latest Offer Letter: Flat 81, SXXXER ROAD

PwC Sample Number 353

Extraction File: EH4 2HN

Latest Offer Letter: EH4 2HW

2b) Eight exceptions noted:

PwC Sample Number 45

Extraction File: NN14 6FX

Valuation Report: NN14 6JQ

PwC Sample Number 93

Extraction File: Flat 2-6

Latest Offer Letter: Flat 6

PwC Sample Number 353

Extraction File: EH4 2HN

Valuation Report: EH4 2HW

PwC Sample Number 387

Extraction File: Flat B, 81 SXXXER ROAD

Vauation Report: Flat 81, SXXXER ROAD

Four exceptions noted (PwC Samples 135, 136, 252 and 253) due to the Valuation Report not being available.

2c) Five exceptions noted:

PwC Sample Number 93

Extraction File: Flat 2-6

COT: Flat 6

PwC Sample Number 353

Extraction File: EH4 2HN

COT: EH4 2HW

PwC Sample Number 387

Extraction File: Flat B, 81 SXXXER ROAD

COT: Flat 81, SXXXER ROAD

Two exceptions (PwC Samples 134 and 170) noted due to the COT not being available.

Description of Agreed-Upon Procedure	Results

3. Property Tenure

Compared the tenure of the property shown in the data field “Property Tenure” in the Extraction File to:

a)      the original Offer Letter and;

b)      the Valuation Report.

The following tolerance has been applied in performing this procedure:

•         In the case where the property tenure has changed since the loan origination, the property tenure has been agreed to the Title Deeds.

3a) No exceptions noted. 3b) Four exceptions noted (PwC Samples 135, 136, 252 and 263) due to the Valuation Report not being available.

4. Amount Advanced

Compared the value appearing in the data field “AR66” in the Extraction File to the net amount advanced shown on the Offer Letter.

The following tolerance has been applied in performing this procedure:

•         Differences of less than or equal 0.5% of the amount advanced.

4) No exceptions noted.
5. Original Loan Term Compared the loan term appearing in the data field “AR61” in the Extraction File to the loan term in the latest Offer Letter.	5) No exceptions noted.
6. Valuation Date Agreed the date appearing in the data field “AR138” in the Extraction File is within 6 months of date of the Valuation Report.	6) Four exceptions noted due (PwC Samples 135, 136, 252 and 263) to the Valuation Report not being available.
7. Valuation Amount Compared the value appearing in the data field “AR136” in the Extraction File to the following: a) Mortgage System; and b) Valuation Report.

7a) No exceptions noted.

7b) Seven exceptions noted:

PwC Sample Number 270

Extraction File: £150,000

Valuation Report: £140,000 and £150,000 after repairs/ improvements

PwC Sample Number 367

Extraction File: £260,000

Valuation Report: Market value, £0. Market Value after repairs, £ 265,000

PwC Sample Number 419

Extraction File: £100,000

Valuation Report: £60,000

Four exceptions noted (PwC Samples 135, 136, 252 and 263) due to the Valuation Report not being available.

Description of Agreed-Upon Procedure	Results

8. Signatories

Agreed that the following documents bore signatures or had been acknowledged electronically:

a)

certificate of title (COT) or report on title (ROT) (signed by both applicant(s) and conveyancer);

b)

Valuation Report.

8a) Two exceptions noted (PwC Samples 134 and 170) due to the COT not being available.

8b) Five exceptions noted:

Four exceptions noted (PwC Samples 135, 136, 252 and 263) due to the Valuation Report not being available.

One exception noted (PwC Sample 313) due to the Valuation Report not being signed.

9. Repayment Type

Compared the repayment type appearing in the data field “AR69” in the Extraction File to the following:

a)

Mortgage System; and

b)

Latest offer or deed of variation where applicable for a product switch.

We have not reported as an exception instances where the repayment type did not agree to the relevant mortgage Offer Letter but is supported by evidence on the Mortgage File, such as a letter of request from the borrower, indicating an amended repayment type.

9a) No exceptions noted. 9b) No exceptions noted.

10. Underwriting guidelines

For each of the sample, reported whether the amount advanced in “AR66” in the Extraction File is equal or lower than the maximum amount the borrower(s) was able to borrow based on the income multiple / affordability criteria used in approving the mortgage offer, as outlined in the mortgage underwriting guidelines provided to us by the Originator in the files named “Brass 11 – Pool Audit Crib Sheet v2.xlsx”.

10) No exceptions noted.

Description of Agreed-Upon Procedure	Results

11. Interest rate

a)

Compared the interest rate appearing in the data field “AR109” in the Extraction File to the latest Offer Letter.

b)

Compared the interest type appearing in the data field “AR107” in the Extraction File to the latest Offer Letter.

c)

Compared the interest rate reset date appearing in the data field “AR113” in the Extraction File to the latest Offer Letter.

d)

Compared the interest rate appearing in the data field “AR109” in the Extraction File to the Mortgage System.

e)

Compared the interest rate reset date appearing in the data field “AR113” in the Extraction File to the Mortgage System.

f)

Compared the second interest rate reset date appearing in the data field “AR115” in the Extraction File to the date on the Mortgage System.

g)

Compared the second interest rate reset date appearing in the data field “AR115” in the Extraction File to the latest Offer Letter.

11a) One exception noted:

PwC Sample Number 379

Extraction File: 1.73%

Latest Offer Letter: 2.55%

11b) No exceptions noted.

11c) One exception noted:

PwC Sample Number 379

Extraction file: 30/06/2023

Latest Offer Letter: 31/05/2023

11d) No exceptions noted.

11e) No exceptions noted.

11f) No exceptions noted.

11g) One exception noted:

PwC Sample Number 379

Extraction file: 30/06/2026

Latest Offer Letter: Not mentioned

Description of Agreed-Upon Procedure	Results

12. Origination Date

Compared the origination date appearing in the data field “AR55” in the Extraction File to the origination date on the Certificate of Title.

Where there is evidence of a delayed completion we compared the completion date as per the Extraction File to the date on the solicitor correspondence.

The following tolerances have been applied in performing these procedures:

-

We have not reported as exception where there was a difference equal or less than 7 days.

12) Five exceptions noted:

PwC Sample Number 105

Extraction File: 13/07/2015

COT: 13/07/2015

PwC Sample Number 154

Extraction File: 06/01/2022

COT: 14/01/2022

PwC Sample Number 353

Extraction File: 02/12/2021

COT: 17/01/2022

Two exceptions noted (PwC Samples 134 and 170) due to the COT not being available.

13. Income Verification

For each of the sample, we have reported as an exception if at least one of the following is not contained within the Mortgage File:

i.            Salary confirmation from employer

ii.            Payslip

iii.            Bank statements indicating income verification

For self-employed borrowers, as indicated through the “AR21” data field, we have confirmed that the underwriter has examined financial accounts, letter from accountant or tax assessments by HMRC.

For retired borrowers, as indicated through the “AR21” data field, we have reported as an exception if a letter from the pension provider or bank statements indicating income verification are not contained within the mortgage file.

We have not performed any procedures to test the accuracy or appropriateness of the supporting information obtained.

13) Three exceptions noted (PwC Samples 110, 113 and 451) due to one of the following not being available:

i.

Salary confirmation from employer

ii.

Payslip

iii.

Bank statements indicating income verification

14. Current Balance

Compared the Current Balance appearing in the data field “AR67” in the Extraction File to the current balance shown on the Mortgage System as at the cut-off date with a +/- £1 tolerance.

14) No exceptions noted.

Description of Agreed-Upon Procedure	Results

15. Arrears

a)

Compared the balance in arrears value appearing in the data field “AR169” in the Extraction File to the historical arrears information on the Mortgage System as at the Cut Off date.

b)

Compared the number of months in arrears value appearing in the data field “AR170” in the Extraction File to the number of months in arrears on the Mortgage System as at the Cut Off date.

15a) No exceptions noted. 15b) No exceptions noted.

16. CCJ Check

For each of the sample we have agreed that:

a)

the number of unsatisfied CCJs appearing in the data field “AR33” in the Extraction File agreed to the CCJ system search conducted at the time of origination.

b)

the number of satisfied CCJs appearing in the data field “AR31” in the Extraction File agreed to the CCJ system search conducted at the time of origination.

c)

the value of unsatisfied CCJs appearing in the data field “AR34” in the Extraction File agreed to the CCJ system search conducted at the time of origination.

d)

the value of satisfied CCJs appearing in the data field “AR32” in the Extraction File agreed to the CCJ system search conducted at the time of origination.

16a) No exceptions noted. 16b) No exceptions noted. 16c) No exceptions noted. 16d) No exceptions noted.

Description of Agreed-Upon Procedure	Results

17. Employment Status

Compared the employment status appearing in the data field “AR21” in the Extraction File to the Application Form.

We have not reported as an exception where the employment status did not match for the primary borrower per the application form, but did match for the secondary borrower.

17) Nine exceptions noted:

PwC Sample Number 25

Extraction File: Employed

Application Form: Self-Employed

PwC Sample Number 170

Extraction File: Employed

Application Form: Self-Employed

Seven exceptions noted (PwC Sample 3, 31, 37, 98, 113, 120 and 340) due to the application forms not being available.

18. Property Type Compared the property type appearing in the data field “AR131” in the Extraction File to the property type identified on the Valuation Report.	18) Four exceptions noted due (PwC Samples 135, 136, 252 and 263) to the Valuation Report not being available.

19. New Build Property

For each of the sample flagged as being a new build property, as indicated by the data field “AR132” in the Extraction File, agreed that the year the property was built per the Valuation Report was equal to 2 or less years before the loan origination date, as stated on the Certificate of Title.

19) No exceptions noted.

STS Eligibility Criteria

Description of Agreed-Upon Procedure	Results

Warranty 1

Agreed the number of months from inception to the Cut Off Date as or greater than or equal to two, with reference to data field “AR55” and the Cut Off date, for all loans in the Extraction File.

No exceptions noted.

Warranty 2

Agreed the age of applicant one and applicant two (if applicable) as greater than or equal to eighteen at the Loan Origination Date, with reference to data fields “AR18”, “AR20” and “AR55”, for all loans in the Extraction File.

As “AR18” and “AR20” give the year of birth only, the borrower date of birth has been taken as the 1 January for the purposes of this test.

No exceptions noted.

Description of Agreed-Upon Procedure	Results

Warranty 3

Agreed that the period between the maturity date and the “Final Maturity Date” of 17 November 2070 as greater than or equal to three years, with reference to data field “AR56” and the Final Maturity Date, for all loans in the Extraction File.

No exceptions noted.
Warranty 4 Agreed the arrears balance (data field “AR169” in the Extraction File) as zero for all loans in the Extraction File.	No exceptions noted.
Warranty 5 Agreed that primary and secondary income have been flagged as “Verified”, with reference to data fields “AR27” and “AR29”, for all loans in the Extraction File.	No exceptions noted.
Warranty 6 Agreed that occupancy has been flagged as “Owner-occupied”, with reference to data field “AR130”, for all loans in the Extraction File.	No exceptions noted.
Warranty 7 Agreed that Help to Buy Scheme Type has been flagged as “No or not applicable”, with reference to data field “AR105”, for all loans in the Extraction File.	No exceptions noted.
Warranty 8 Agreed the offset savings balance as zero, with reference to data field “AR102”, for all loans in the Extraction File.	No exceptions noted.
Warranty 9 Agreed that no loans in the Extraction File are flagged as right to buy, with reference to data field “AR23”.	No exceptions noted.
Warranty 10 Agreed the Current Loan to Value as at the Cut Off Date as less than or equal to 90%, with reference to data field “AR141”, for all loans in the Extraction File.	No exceptions noted.

Description of Agreed-Upon Procedure	Results

Warranty 11

Agreed that the period between the interest reversion date and the Cut Off Date as less than or equal to five years and six months, with reference to data field “AR113” and the Cut Off Date, for all loans marked as Fixed Rate loans (as per data field “AR107”) in the Extraction File.

No exceptions noted.
Warranty 12 Agreed the Current Loan Balance as at the Cut Off Date as less than or equal to £2,000,000, with reference to data field “AR67”, for all loans in the Extraction File.	No exceptions noted.
Warranty 13 Agreed that the credit score appearing in the data field “AR220” is equal or higher than 250 for all loans in the Extraction File	No exceptions noted.

Appendix 2 to the AUP Report

Engagement Letter dated 1 September 2022

PRIVATE AND CONFIDENTIAL

The Directors

Yorkshire Building Society (”YBS”)

Yorkshire House,

Yorkshire Drive,

Bradford,

West Yorkshire

BD5 8LJ

The Directors

Accord Mortgages Limited (the “Originator”)

Yorkshire House,

Yorkshire Drive,

Bradford,

West Yorkshire

BD5 8LJ

The Directors

Brass No.11 Plc (the “Issuer”)

c/o Wilmington Trust SP

Services (London) Limited,

Third Floor,

1 King's Arms Yard,

London

EC2R 7AF

HSBC Bank Plc (the “Arranger” and a “Joint Lead Manager”)

8 Canada Square

London

E14 5HQ

HSBC Securities (USA) Inc (a “Joint Lead Manager” and, together with HSBC Bank plc, the “Joint Lead Managers”)

452 Fifth Avenue

New York City

10018

Barclays Bank PLC (a “Joint Lead Manager” and, together with HSBC Bank plc and HSBC Securities (USA) Inc, the “Joint Lead Managers”)

5 The North Colonnade

Canary Wharf

London

E14 4BB

Merrill Lynch International (a “Joint Lead Manager” and, together with HSBC Bank plc, HSBC Securities (USA) Inc and Barclays Bank PLC, the “Joint Lead Managers”)

Bank of America Merrill Lynch Financial Centre

2 King Edward Street

London

EC1A 1HQ

and the Other Managers (as defined below)

PricewaterhouseCoopers LLP, 7 More London Riverside, London, SE1 2RT

T: +44 (0) 2075 835 000, F: +44 (0) 2072 127 500, www.pwc.co.uk

PricewaterhouseCoopers LLP is a limited liability partnership registered in England with registered number OC303525. The registered office of

PricewaterhouseCoopers LLP is 1 Embankment Place, London WC2N 6RH. PricewaterhouseCoopers LLP is authorised and regulated by the Financial Conduct Authority for designated investment business.

5 September 2022

Dear Ladies and Gentlemen

Agreed upon procedures in respect of the proposed issue of residential mortgage backed securities by the Issuer (the “Transaction”).

Thank you for engaging us to provide you with services, on terms which are described in this letter and the attached terms of business (version ToB 02/22). These together form the agreement between us.

Background and purpose

We will provide the agreed upon procedure (“AUP”) services in order to assist you in performing the due diligence procedures that you believe appropriate to undertake, or procure to be undertaken, and for the purpose of any defence that you may wish to advance in any claim or proceedings in connection with the Transaction.

The services

You have instructed us to provide the AUP services set out in Schedule 1, ‘Provision of services relating to the Transaction” and to report to you our findings in two reports (the “Asset Pool AUP Report” and the Industry Data AUP Report”, together the “AUP Report”) detailing the procedures we have performed and our findings.

Timetable and duration

This agreement is addressed to the directors of YBS, to the directors of the Originator, to the directors of the Issuer, to the Arranger, to the Joint Lead Managers and to each of the other managers (the “Other Managers”) who either sign this agreement or validly authorised the Arranger to sign it on their behalf. Their legal names are set out in Schedule 3 to this agreement, and together with the Arranger and the Joint Lead Managers, they are referred to as the “Managers” in this agreement.

Subsequent to the date of this agreement, additional managers who are not addressees of this letter (the ‘Additional Managers’) may wish to rely on the AUP Report in the context of their due diligence procedures relating to the Transaction. At the request of YBS, the Originator, the Arranger or one of the Joint Lead Managers, the AUP Report may be provided to those Additional Managers provided that we first receive an Assumption of Duty letter (as set out in Schedule 4) in relation to each of the Additional Managers.

An Other Manager may also be deleted from Schedule 3, where the Other Manager or the Arranger advises us that the Other Manager does not wish to receive the benefit of the AUP Report or where the Arranger does not receive authority to sign this agreement on behalf of the relevant Other Manager.

By signing this agreement or any Assumption of Duty letter on behalf of an Other Manager or an Additional Manager, the Arranger confirms that it will ensure that it receives authority from each such Other Manager or Additional Manager to do so. However, the Arranger makes no representation as to whether such authority actually confers the necessary authority.

Timetable

We will endeavour to carry out our work in accordance with a timetable to be agreed between the parties to this letter. We will discuss with you any difficulties we encounter with meeting the timetable as soon as any problems arise.

Staffing

Andrew Batty is the person in charge of providing the services to you, assisted by Waqas Sheikh and such other staff as we believe are required. If we believe that it is necessary for us to change any of the named individuals we will let you know. Our teams may include contractors (which may include those operating through their own companies) as well as PwC staff.

Client contact

You have designated Matthew Rowe of Yorkshire Building Society based at the above address to be our primary contact when delivering the services as a person with suitable authority, skill, knowledge and experience to be responsible at all times for your decisions to instruct us and to oversee the services.

Fees

Our fees will be calculated in accordance with the “Basis of fees” clause in the attached terms of business, unless alternative arrangements are agreed. Details of our fees will be subject to separate communication which will form part of this agreement, based on our agreed timeline for the provision to us of key information prepared to a suitable standard, timely access to appropriate individuals and other principal assumptions. Where there are inefficiencies arising from a failure to achieve these expectations we will discuss with you the impact on our timetable and fees.

We will address our invoices to Yorkshire Building Society at the above address for the attention of Matthew Rowe.

Use and distribution of the AUP Report

If appropriate, you may include a copy of the AUP report in the bible of transaction documents of the Transaction. You may also disclose the AUP Report to rating agencies and the third-party entities providing STS verification services under the Regulation (EU) no 2017/2402, provided that each such third party recipient first signs a “hold harmless“ letter with us. We will not be responsible for any actions taken by any third party entity as a result of receiving a copy of the AUP Report.

Where required, YBS or the Originator may also include a copy of the AUP Report on a password-protected website created and maintained in accordance with the Securities Exchange Act 1934, but we accept no duty of care or liability to any rating agency or other party that obtains access to our AUP Report whether via that website or otherwise.

Additionally, we understand that YBS or the Originator will be required to file a copy of the AUP Report on the U.S. Securities and Exchange Commission’s Electronic Data Gathering, Analysis, and Retrieval (“EDGAR”) database. We will provide separately to you and you may provide to any sponsor or underwriter of the Transaction that maintains a website (the "Rule 17g-5 website") pursuant to paragraph (a)(3) of Rule 17g-5 of the US Code of Federal Regulations (17 C.F.R. 240.17g-5), or any nationally recognised statistical rating organisation ("NRSRO") that requests it, an executed Form

ABS Due Diligence 15-E, Certification of Provider of Third-party Due Diligence Services for Asset-Backed Securities ("Form ABS Due Diligence-15E"), using the form made available by the US

Securities and Exchange Commission ("SEC"), to which the AUP Report will be appended. The executed Form ABS Due Diligence-15E will be provided to facilitate your compliance with SEC Release No. 34-72936, NRSRO, pursuant to which you are required to make publicly available the findings and conclusions of any third-party due diligence report obtained. However, we accept no duty of care or liability to any parties that obtain access to our AUP Report whether via EDGAR, a Rule 17g-5 website or otherwise.

You agree that we have no liability (including liability for negligence) to you for any consequences of disclosing the AUP report(s), or giving explanations concerning the AUP report, to such third party recipients, including where the disclosure:

(a)       affects the proposed Transaction or any party’s interest in the proposed transaction;

(b)       leads to a claim being brought against you; or

(c)       results in the recipient or anyone else misusing your confidential information.

Our AUP report may not be referred to in any other document that is to be shared with a third party recipient, save as set out in clause 2.2 of the attached terms of business.

However, should you wish to make a reference to the existence of an agreed upon procedures report in the prospectus relating to the Transaction, you may do so using the following language (or alternative language agreed in writing between you and us):

“An independent third party has performed agreed upon procedures on a statistically random sample – TO BE TAILORED TO REFLECT TESTING PERFORMED; WORDING TO BE AGREED].

The third party undertaking the review has reported the factual findings to the parties to the agreement. [YBS]/[the Originator] is of the view that no significant adverse findings have been found. The third party undertaking the review only accepts a duty of care to the parties to the agreement governing the performance of the agreed upon procedures and to the fullest extent permitted by law shall have no responsibility to anyone else in respect of the work it has performed or the reports it has produced save where terms are expressly agreed.”

Terms of business

Liability limitation

We draw your attention to clauses 8 and 12.3 in the attached terms of business, which amongst other things limit (i) our total liability for all claims connected with the services or the agreement, which we have agreed will be 3 times fees or £5,000,000, whichever is greater, and (ii) the time for bringing any such claim.

Agreed amendments to the terms of business:

•	In clause 5.1 the sentence “We and other PwC firms may also use confidential information for any lawful business purpose as long as you or others cannot be identified” does not apply.
•	Clause 2.2(iv) shall be amended to read “your group members and your group member’s legal and professional advisers as long as you tell them, in advance, that we accept no liability to them and that no onward disclosure may be made.
•	Clause 2.3 shall be deleted and replaced with the following wording – We accept no liability to anyone, other than you, in connection with our services, unless otherwise agreed by us in writing. The Originator agrees to reimburse us for any liability (including legal costs) that we incur in connection with any claim by anyone else in relation to the services.
•	Clause 3.1(i)(b), 3.1(i)(c) and 3.1(ii), 4 and 11.3 shall only apply to the Originator and the Issuer.
•	In Clause 8 our liability will be limited to a maximum amount of £5 million and, subject to that overall financial limit, to the part of any loss suffered which is proportional to our responsibility. This limit applies to the services set out in this engagement letter;
•	Clause 8.6 is inserted to read “Notwithstanding the provisions of 13.3, your liability to us is several and not joint and several. Each of you will be liable to us for your own obligations under this agreement and not for breaches by any other.”
•	Clause 12.3 shall be deleted and replaced by the following wording – Any claims must be brought no later than 6 years after the date the claimant should have been aware of the potential claim and, in any event no later than 6 years after any alleged breach;
•	Clause 13.3 is replaced by: “Your actions – Where you consist of more than one party, termination of the contract by one party will result in the termination of the contract by all parties. The provisions of this clause 13.3 do not relate to your liability to us which is expressly governed by clause 8.6 above.”

Additional provisions

In the course of the services we intend to use a technology tool for the management and transfer to us of the information that we need for the purpose of the services. The technology tool is not part of the services and is not itself a deliverable. We cannot guarantee access or the precise functionality due to the nature of technology tools and how we may develop them. The Originator agrees that it is solely responsible for:

●	providing us with details of those of its staff it believes should have access to our systems;
●	notifying us by email to the designated PwC contact when such personnel leave or otherwise need their access terminated, and for periodically reviewing the access rights of its people to ensure that they remain appropriate; and
●	ensuring that its people encrypt information before transferring it to us, where it believes its sensitivity merits it.

All users will be required to agree to terms before accessing the technology and the Originator is fully responsible for all use by users.

Confirmation of agreement

YBS confirms that the requirement for audit committee approval in advance under the Financial Reporting Council's Ethical Standard have been complied with in relation to the services.

Please confirm your acceptance of the agreement by signing the enclosed copy and returning it to us.

Yours faithfully

/s/ Andrew Batty

Andrew Batty

For and on behalf of PricewaterhouseCoopers LLP

Copy letter to be returned to PricewaterhouseCoopers LLP

I accept the terms of the agreement for and on behalf of Yorkshire Building Society

/s/ Duncan Asker

Signed

Director of Treasury

Position

5th Sept 2022

Date

I accept the terms of the agreement for and on behalf of Brass No.11 plc

/s/ Ioannis Kyriakopoulos

Signed

Director

Position

6th Sept 2022

Date

I accept the terms of the agreement for and on behalf of Accord Mortgage Limited

/s/ Rob Purdy

Signed

Director

Position

6th Sept 2022

Date

I accept the terms of the agreement for and on behalf of HSBC Bank Plc and for and on behalf of the Other Managers listed in Schedule 3

/s/ Karl Allen

Signed

Authorised Signatory

Position

9th Sept 2022

Date

I accept the terms of the agreement for and on behalf HSBC Securities (USA) Inc (a “Joint Lead Manager”)

/s/ Michael Banchik

Signed

Managing Director

Position

8th Sept 2022

Date

I accept the terms of the agreement for and on behalf of Barclays Bank PLC (a “Joint Lead Manager”)

/s/ Arun Sharma

Signed

Director

Position

8th Sept 2022

Date

I accept the terms of the agreement for and on behalf of Merrill Lynch International (a “Joint Lead Manager”)

/s/ Jon McQualter

Signed

Director

Position

5th Sept 2022

Date

Schedule 1 - Provision of services relating to the Transaction

This schedule sets out the scope of the specific services that we will provide. Any terms contained within this schedule apply only to the services specified in this schedule.

The services

We will perform the following limited scope procedures and report to you our findings detailing the procedures that we have performed and the factual results arising from those procedures. The limited scope procedures we will perform are set out in the proforma AUP report in schedule 2. During the course of our work a variation may be necessary in the scope of the procedures or source documents subject to our procedures. We will discuss such changes with you and agreed changes will be the subject of a variation letter, including a revised proforma AUP report.

We will perform the services in accordance with the International Standard on Related Services (ISRS) 4400 (Revised) ‘Agreed-Upon Procedures Engagements’. We apply International Standard on Quality Control (ISQC) 1 ‘Quality Control for Firms that Perform Audits and Reviews of Financial Statements, and Other Assurance and Related Services Engagements’, and accordingly, we maintain a comprehensive system of quality control including documented policies and procedures regarding compliance with ethical requirements, professional standards and applicable legal and regulatory requirements.

Independence

In performing the services, we will comply with the ethical requirements of the Code of Ethics issued by the Institute of Chartered Accountants of England and Wales, which obliges us to perform the services with objectivity. For the purpose of this engagement, there are no independence requirements with which we are required to comply.

Your responsibilities

It is your responsibility to determine whether the scope of the services is sufficient for your purposes (and the purposes of any other intended recipients of the AUP report(s)) and confirm that the procedures described herein are appropriate for the purpose for which the services are engaged. We make no representation regarding the appropriateness of the procedures for your purposes. You are also responsible for the evaluation of the findings of those procedures in the context of the other due diligence enquiries you undertake.

It is the responsibility of the Originator to take all reasonable care to ensure that any data provided to us has been properly extracted from the books and records of the Originator and for the creation and maintenance of all accounting records supporting that data.

It is the responsibility of the Originator to respond to the due diligence enquiries of the Arranger and the Joint Lead Managers concerning the Originator’s origination and servicing procedures and systems as appropriate, the characteristics of the asset pool and the extent of disclosure anticipated in any prospectus relating to the Transaction to enable the Arranger and the Joint Lead Managers to determine whether the scope of the services is sufficient for their purposes, and to evaluate the findings of those procedures in the context of the other due diligence enquiries they undertake.

Limitations

The AUP Report will not include a description of the accounting systems or the processes for generating and maintaining the documents examined and other accounting records. Nor will it include an evaluation of the findings.

The services will not constitute an audit or other assurance engagement carried out in accordance with generally accepted auditing or assurance standards and, accordingly, we will not express an opinion or assurance conclusion. Furthermore, they will not necessarily reveal matters of significance with respect to any material misstatement, misrepresentation or fraud in relation to the information provided to us.

Our obligations under this agreement are entirely separate from, and our responsibility and liability is in no way changed by, any other role we may have (or may have had) as auditors of YBS and the Originator or otherwise. Nothing in this agreement, nor anything said or done in the course of or in connection with the services, will extend any duty of care we may have in our capacity as auditors of any financial statements of YBS and the Originator.

Our work and findings shall not in any way constitute advice or recommendations (and we accept no liability in relation to any advice or recommendations) regarding any commercial decisions associated with the Transaction. We do not consider that the Services amount to regulated activities for the purposes of the Financial Services and Markets Act 2000 (as amended).

Any AUP Report issued pursuant to this engagement letter will not have been provided in accordance with the professional standards of the US American Institute of Certified Public Accountants or the Public Company Accounting Oversight Board and accordingly is not designed to be relied upon in connection with any obligations or responsibilities that you may have under any legislation, regulations and/or rule of law in the United States. In the event that any manager on the Securitisation uses the AUP Report to establish a due diligence defence under Section 11 of the US Securities Act or a defence analogous to the due diligence defence available under such section, we accept no responsibility for, and express no view as to, the effectiveness of such use of the AUP Report.

Schedule 2 - Proposed form of AUP Report

The Directors

Yorkshire Building Society (”YBS”)

Yorkshire House,

Yorkshire Drive,

Bradford,

West Yorkshire

BD5 8LJ

The Directors

Accord Mortgages Limited (the “Originator”)

Yorkshire House,

Yorkshire Drive,

Bradford,

West Yorkshire

BD5 8LJ

The Directors

Brass No.11 Plc (the “Issuer”)

c/o Wilmington Trust SP

Services (London) Limited,

Third Floor,

1 King's Arms Yard,

London

EC2R 7AF

HSBC Bank Plc (the “Arranger” and a “Joint Lead Manager”)

8 Canada Square

London

E14 5HQ

[ ] (a “Joint Lead Manager”)

[Address]

and the Other Managers (as defined below)

[●] 2022

Dear Ladies and Gentlemen

Agreed upon procedures report of factual findings in respect of the proposed issue of residential mortgage backed securities by the Issuer (the “Transaction”).

Purpose of this Agreed-Upon Procedures Report

This AUP report is produced in accordance with the terms of our agreement dated [date] (the “Engagement Letter”) which is attached as Appendix 2.

This AUP report is addressed to the addressees solely to assist them in performing the due diligence procedures that they believe appropriate to undertake, or procure to be undertaken, as part of the Transaction and may not be suitable for another purpose.

Your Responsibilities

You are responsible for determining that the scope of the services is sufficient for your purposes (and the purposes of any other intended recipients of the AUP report(s)) and have confirmed that the procedures described herein are appropriate for the purpose for which of the services were engaged.

It is the responsibility of the Originator to take all reasonable care to ensure that any data provided to us has been properly extracted from the computer systems of the Originator and for the creation and maintenance of all accounting records supporting that data.

It is the responsibility of the Originator to respond to the due diligence enquiries of the Arranger and the Joint Lead Managers concerning the Originator’s origination and servicing procedures and systems as appropriate, the characteristics of the asset pool and the extent of disclosure anticipated in any prospectus relating to the Transaction to enable the Arranger and the Joint Lead Managers to determine whether the scope of the services is sufficient for their purposes, and to evaluate the findings of those procedures in the context of the other due diligence enquiries they undertake.

Our Responsibilities

Our work was performed in accordance with the International Standard on Related Services (ISRS) 4400 (Revised) ‘Agreed-Upon Procedures Engagements.’

We have complied with the ethical requirements in the Code of Ethics issued by the Institute of Chartered Accountants of England and Wales. For the purpose of this engagement, there were no independence requirements with which we were required to comply.

An agreed-upon procedures engagement involves performing the procedures that have been agreed with you, and reporting the findings, which are the factual results of the agreed-upon procedures performed. We make no representation regarding the appropriateness of the agreed-upon procedures.

We have applied International Standard on Quality Control (ISQC) 1 ‘Quality Control for Firms that Perform Audits and Reviews of Financial Statements, and Other Assurance and Related Services Engagements’, and accordingly, we maintain a comprehensive system of quality control including documented policies and procedures regarding compliance with ethical requirements, professional standards and applicable legal and regulatory requirements.

Procedures and Findings

We set out in Appendix 1 the procedures we have performed, as agreed with you, together with our findings.

Our procedures, as stated in our agreement, did not constitute an audit or assurance engagement made in accordance with generally accepted auditing or assurance standards, the objective of which would be the expression of assurance. We do not express such assurance. Had we performed additional procedures or had we performed an audit or assurance engagement, other matters might have come to our attention that we would have reported to you. The findings do not include a description of the accounting systems or the processes for generating and maintaining the documents examined and other accounting records, nor does the AUP report include an evaluation of the findings. That is solely the responsibility of the intended users of the AUP report.

Our obligations in respect of this report are entirely separate from, and our responsibility and liability is in no way changed by, any other role we may have (or may have had) as auditors of YBS and the Originator or otherwise. Nothing in this report, nor anything said or done in the course of or in connection with the services, will extend any duty of care we may have in our capacity as auditors of any financial statements of YBS and the Originator.

The Originator may include a copy of this AUP Report in the bible of transaction documents of the Transaction prepared for the Issuer.

The procedures in this AUP report have not been undertaken in contemplation of the professional standards of the US American Institute of Certified Public Accountants or the Public Company Accounting Oversight Board and accordingly the AUP report is not designed to be relied upon in connection with any obligations or responsibilities that you may have under any legislation, regulations and/or rule of law in the United States. The AUP report may be used by a manager on the Transaction to establish a due diligence defence under Section 11 of the United States Securities Act 1933, as amended, or a defence analogous to the due diligence defence available under such section. However, we express no view as to the effectiveness of such use of the AUP report.

You may disclose the AUP report directly to rating agencies, provided that (i) it is clearly understood by such rating agencies that they enjoy receipt for information purposes only, (ii) they do not acquire any rights against PwC and (iii) they will be required to sign letters to this effect in a form to be agreed between the rating agency and ourselves. Where required, you may also include a copy of the AUP report on a password-protected website created and maintained in accordance with the Securities Exchange Act 1934, but we accept no duty of care or liability to any rating agency or other party that obtains access to our AUP Report whether via that website or otherwise.

Additionally, YBS or the Originator may file a copy of the AUP Report on the U.S. Securities and Exchange Commission’s Electronic Data Gathering, Analysis, and Retrieval (“EDGAR”) database, but we accept no duty of care or liability to any parties that obtain access to our AUP Report whether via EDGAR or otherwise. The AUP Report is solely intended for the use and benefit of those parties that instructed us as to the procedures to be performed since others, unaware of the reasons for each of the procedures, may misinterpret the results, and we accept no duty of care or liability to any other party that obtains access to our AUP Report. We will not be responsible for any actions taken by a rating agency or any other party other than those specified above as a result of receiving a copy of the AUP Report.

This AUP report is solely for your use in connection with the purpose specified above and as set out in our agreement. No part of this AUP report is to be copied or distributed to any other party except as permitted under the terms of our agreement. We do not accept any liability or responsibility to any third party.

Yours faithfully,

PricewaterhouseCoopers LLP

Chartered Accountants

London

[Date]

Schedule 2: Appendix 1 to the AUP Report

Procedures performed in relation to the Transaction – Asset Pool

We were provided with a file by YBS on [date] entitled “[file name]” (the “Extraction File”) detailing account numbers for the provisional portfolio of mortgage loans (each a “loan” or “account”) as at [date] (the “Cut-Off Date”), totalling [number of] accounts with a total current balance of [currency and amount] as at the Cut-Off Date. We have been informed that the pool of loans represents the Transaction pool as at the Cut-Off Date.

We selected a random sample of [number of] accounts (the “Initial Selected Sample”) from the Extraction File. The size of the total sample was based on statistical sampling techniques using the following criteria:

●	99% confidence level;
●	0% expected error rate;
●	1% maximum error rate.

You have agreed the sample size of [number] accounts as being sufficient and appropriate for the purposes of this engagement.

In addition, we selected a reserve sample of [number] [Loans] (the "Reserve Sample") from the Extraction File, to be used to replace any [Loans] in the Initial Selected Sample which had been redeemed between the Cut-Off Date and the date of our testing.

During our testing 1 loan from the Reserve Sample were used to replace redeemed [Loans]. Therefore the [number] [Loans] from the Initial Selected Sample and the [number] from the Reserve Sample represent the “Selected Sample

For the purposes of the procedures:

•	the term “Primary System” or “Mortgage System” in each case refers to “YBS Live”.
•	the term “Mortgage File” in each case refers to scanned or hard copy documents in relation to a particular mortgage loan, including the relevant application form, initial and, if applicable, latest Offer Letter, Mortgage Deed, Certificate of Title (“COT”), Report on Title (“ROT”), Title Deeds, Valuation Report and any other scanned or hard copy documents relevant to the mortgage loan provided to us by Accord Mortgages Limited.
•	The term “Offer Letter” refers to a mortgage offer letter or other document prepared by Accord Mortgages Limited which is addressed to the borrower.
•	The term “Title Deeds” refers to the Land Registry Title Deed accessed online from the HM Land Registry Direct (www.landregistrydirect.gov.uk) or by using the Land Registry “Charge Validation Service”, copies of such documents in the Mortgage File or equivalent sources or documents (such as the Standard Security, Land Certificate or Charge Certificate obtained from Land and Property Services of Northern Ireland, or Registers of Scotland as applicable), or a letter from a solicitor confirming that the title deeds are held on your behalf.
•	The term “Valuation Report” refers to hard copy valuation reports and includes a Mortgage Valuation Report (“MVR”, being a valuation based on an internal and external inspection of the property) and, where such a report cannot be located, an extract of the report from the Quest system.

•	References to the lender’s underwriting policy refers to your underwriting policies and practices in force at the time the loan was originated. You have agreed to provide relevant underwriting policies if we think it necessary to perform the procedures.

When checking that a document bears a signature, we only checked the existence of a signature and made no representation on the integrity of the signature.

We did not undertake any procedures to confirm compliance of the mortgage loans with your origination or valuation policies and procedures, and will not perform any procedures on data fields appearing in the Extraction File other than as referred to below.

We did not undertake any procedures to test the validity of management’s response to exceptions as displayed in the table below. Exceptions have been reported at a subtest level.

Based on the above procedures we found:

Description of Agreed-Upon Procedure	Results

1. Borrower Name

Compared the borrower(s)’ first name (or initials) and surname shown in the data field “Borrower Name” in the Extraction File to the name(s) (or initials) to the following:

a)      Mortgage loan application

b)      Latest Offer Letter.

c)       Certificate of title (“COT”)

The following tolerances have been applied in performing these procedures:

•

Legal change of borrower(s)’s names (due to e.g. marriage/divorce) have not been counted as an exception, provided that there was evidence of such change provided in the mortgage file.

•

Immaterial spelling mistakes (such as reversing initials or names) where there is no ambiguity raised about the identity of the borrower(s) have not been reported as an exception.

Description of Agreed-Upon Procedure	Results

2. Property Address

Compared the property address (being house number and/or house name, street name and postcode) shown in the data field “Borrower Address” in the Extraction File to the following:

a)      Latest Offer Letter

b)      Valuation report

c)       Certificate of title (COT)

The following tolerances have been applied in performing these procedures:

•

In the case of a new build property (as evidenced by data fields “AR132” in the Extraction File), differences in the property number and/or postcode, provided the street name and out code were in agreement.

•

Differences where the postcode has been amended due to Royal Mail boundary changes, as determined by reference to the “Address Finder” function on www.royalmail.com.

•

In cases where an address has been changed, where we have confirmation of the change in address on the Mortgage File as evidenced by change of address form or a letter from a solicitor.

3. Property Tenure Compared the tenure of the property shown in the data field “Prpty-Tenure” in the Extraction File to: a) the original Offer Letter and; b) the Valuation Report.

4. Amount Advanced

Compared the value appearing in the data field “AR66” in the Extraction File to the net amount advanced shown on the Offer Letter.

The following tolerance has been applied in performing this procedure:

•         Differences of less than or equal 0.5% of the amount advanced.

5. Original Loan Term Compared the loan term appearing in the data field “AR61” in the Extraction File to the loan term in the latest Offer Letter.
6. Valuation Date Agreed the date appearing in the data field “AR138” in the Extraction File is within 6 months of date of the Valuation Report.

Description of Agreed-Upon Procedure	Results
7. Valuation Amount Compared the value appearing in the data field “AR136” in the Extraction File to the following: a) Mortgage System; and b) Valuation Report.

8. Signatories

Agreed that the following documents bore signatures or had been acknowledged electronically:

a)

certificate of title (COT) or report on title (ROT) (signed by both applicant(s) and conveyancer);

b)

Valuation Report.

9. Repayment Type

Compared the repayment type appearing in the data field “AR69” in the Extraction File to the following:

a)

Mortgage System; and

b)

Latest offer or deed of variation where applicable for a product switch.

We have not reported as an exception instances where the repayment type did not agree to the relevant mortgage Offer Letter but is supported by evidence on the Mortgage File, such as a letter of request from the borrower, indicating an amended repayment type.

10. Underwriting guidelines

For each of the sample, reported whether the amount advanced in “AR66” in the Extraction File is equal or lower than the maximum amount the borrower(s) was able to borrow based on the income multiple / affordability criteria used in approving the mortgage offer, as outlined in the mortgage underwriting guidelines provided to us by the Originator in the files named “Brass 11 – Pool Audit Crib Sheet v2.xlsx”.

Description of Agreed-Upon Procedure	Results

11. Interest rate

a)

Compared the interest rate appearing in the data field “AR109” in the Extraction File to the latest Offer Letter.

b)

Compared the interest type appearing in the data field “AR107” in the Extraction File to the latest Offer Letter.

c)

Compared the interest rate reset date appearing in the data field “AR113” in the Extraction File to the latest Offer Letter.

d)

Compared the interest rate appearing in the data field “AR109” in the Extraction File to the Mortgage System.

e)

Compared the interest rate reset date appearing in the data field “AR113” in the Extraction File to the Mortgage System.

f)

Compared the second interest rate reset date appearing in the data field “AR115” in the Extraction File to the date on the Mortgage System.

g)

Compared the second interest rate reset date appearing in the data field “AR115” in the Extraction File to the latest Offer Letter.

12. Origination Date

Compared the origination date appearing in the data field “AR55” in the Extraction File to the origination date on the Certificate of Title.

Where there is evidence of a delayed completion we compared the completion date as per the Extraction File to the date on the solicitor correspondence.

The following tolerances have been applied in performing these procedures:

-

We have not reported as exception where there was a difference equal or less than 7 days.

13. Income Verification

For each of the sample, we have reported as an exception if at least one of the following is not contained within the Mortgage File:

i.           Salary confirmation from employer

ii.          Payslip

iii.         Bank statements indicating income verification

For self-employed borrowers, as indicated through the “AR21” data field, we have confirmed that the underwriter has examined financial accounts, letter from accountant or tax assessments by HMRC.

For retired borrowers, as indicated through the “AR21” data field, we have reported as an exception if a letter from the pension provider or bank statements indicating income verification are not contained within the mortgage file.

We have not performed any procedures to test the accuracy or appropriateness of the supporting information obtained.

Description of Agreed-Upon Procedure	Results

14. Current Balance

Compared the Current Balance appearing in the data field “AR67” in the Extraction File to the current balance shown on the Mortgage System as at the cut-off date with a +/- £1 tolerance.

15. Arrears

a)

Compared the balance in arrears value appearing in the data field “AR169” in the Extraction File to the historical arrears information on the Mortgage System as at the Cut Off date.

b)

Compared the number of months in arrears value appearing in the data field “AR170” in the Extraction File to the number of months in arrears on the Mortgage System as at the Cut Off date.

16. CCJ Check

For each of the sample we have agreed that:

a)

the number of unsatisfied CCJs appearing in the data field “AR33” in the Extraction File agreed to the CCJ system search conducted at the time of origination.

b)

the number of satisfied CCJs appearing in the data field “AR31” in the Extraction File agreed to the CCJ system search conducted at the time of origination.

c)

the value of unsatisfied CCJs appearing in the data field “AR34” in the Extraction File agreed to the CCJ system search conducted at the time of origination.

d)

the value of satisfied CCJs appearing in the data field “AR32” in the Extraction File agreed to the CCJ system search conducted at the time of origination.

17. Employment Status

Compared the employment status appearing in the data field “AR21” in the Extraction File to the Application Form.

We have not reported as an exception where the employment status did not match for the primary borrower per the application form, but did match for the secondary borrower.

Description of Agreed-Upon Procedure	Results
18. Property Type Compared the property type appearing in the data field “AR131” in the Extraction File to the property type identified on the Valuation Report.

19. New Build Property

For each of the sample flagged as being a new build property, as indicated by the data field “AR132” in the Extraction File, agreed that the year the property was built per the Valuation Report was equal to 2 or less years before the loan origination date, as stated on the Certificate of Title.

STS Eligibility Criteria

Description of Agreed-Upon Procedure	Results

Warranty 1

Agreed the number of months from inception to the Cut Off Date as or greater than or equal to two, with reference to data field “AR55” and the Cut Off date, for all loans in the Extraction File.

Warranty 2

Agreed the age of applicant one and applicant two (if applicable) as greater than or equal to eighteen at the Loan Origination Date, with reference to data fields “AR18”, “AR20” and “AR55”, for all loans in the Extraction File.

As “AR18” and “AR20” give the year of birth only, the borrower date of birth has been taken as the 1 January for the purposes of this test.

Warranty 3

Agreed that the period between the maturity date and the “Final Maturity Date” of 17 November 2070 as greater than or equal to three years, with reference to data field “AR56” and the Final Maturity Date, for all loans in the Extraction File.

Warranty 4 Agreed the arrears balance (data field “AR169” in the Extraction File) as zero for all loans in the Extraction File.

Description of Agreed-Upon Procedure	Results
Warranty 5 Agreed that primary and secondary income have been flagged as “Verified”, with reference to data fields “AR27” and “AR29”, for all loans in the Extraction File.
Warranty 6 Agreed that occupancy has been flagged as “Owner-occupied”, with reference to data field “AR130”, for all loans in the Extraction File.
Warranty 7 Agreed that Help to Buy Scheme Type has been flagged as “No or not applicable”, with reference to data field “AR105”, for all loans in the Extraction File.
Warranty 8 Agreed the offset savings balance as zero, with reference to data field “AR102”, for all loans in the Extraction File.
Warranty 9 Agreed that no loans in the Extraction File are flagged as right to buy, with reference to data field “AR23”.
Warranty 10 Agreed the Current Loan to Value as at the Cut Off Date as less than or equal to 90%, with reference to data field “AR141”, for all loans in the Extraction File.

Warranty 11

Agreed that the period between the interest reversion date and the Cut Off Date as less than or equal to five years and six months, with reference to data field “AR113” and the Cut Off Date, for all loans marked as Fixed Rate loans (as per data field “AR107”) in the Extraction File.

Warranty 12 Agreed the Current Loan Balance as at the Cut Off Date as less than or equal to £2,000,000, with reference to data field “AR67”, for all loans in the Extraction File.
Warranty 13 Agreed that the credit score appearing in the data field “AR220” is equal or higher than 250 for all loans in the Extraction File

Procedures performed in relation to the Transaction – Industry data

Characteristics of the United Kingdom Residential Mortgage Market

1.	Downloaded the latest available “Repayment of mortgage principal by type of lender, UK” (“MM14”) file from the UK Finance website (https://www.ukfinance.org.uk/system/files/MM14_0.xls), dated [●].
2.	Downloaded the latest available “Mortgages outstanding by type of lender, UK” (“MM4”) file from the UK Finance website (https://www.ukfinance.org.uk/system/files/MM4.xls), dated [●].
3.	Using the quarterly data from both files, recalculated the “Industry CPR rate for the quarter (per cent)” by first dividing the “Total repayments - Total” data field in MM14 by the sum of the “Total MFIs” and “Other specialist mortgage lenders” data fields in MM4, subtracting this quotient from 1, raising to the power of 4 and then subtracting this result from 1.
4.	Compared the values so calculated to the corresponding values in the “Industry CPR Rate for the Quarter (%)” column of the table in the Prospectus and [found them to be in agreement as indicated by letter A].
5.	Calculated the “12-month rolling average (per cent.)” as a simple average of the previous four quarters.
6.	Compared the values so calculated to the corresponding values in the “12-month rolling average (%)” column of the table in the Prospectus and [found them to be in agreement as indicated by letter B].
7.	Downloaded the latest available “Possessions on mortgaged properties, UK” (“AP4”) file from the UK Finance website (https://www.ukfinance.org.uk/system/files/AP4.xls ), [●].
8.	Compared the values in the “Properties taken into possession in period, % all loans” data field in the annual data in AP4 to the corresponding values in the “Repossessions” column of the table in the Prospectus and [found them to be in agreement as indicated by letter C].
9.	Downloaded the “UK HPI Full File” (the “HPI File”) file from the Gov.UK website (https://www.gov.uk/government/statistical-data-sets/uk-house-price-index-data-downloads-november-2020).
10.	Compared the values for the start of each month for the region “United Kingdom” in the “Index” data field in the HPI File to the values in the “House price index” column of the table in the Prospectus and [found them to be in agreement as indicated by letter D].
11.	Calculated the “House price index annual % change” as the “Index” data field less the “Index” data field for the period 12 months prior, divided by the “Index” data field for the period 12 months prior.
12.	Compared the values so calculated to the corresponding values in the “House price index annual % change” column of the table in the Prospectus and [found them to be in agreement as indicated by letter E].

Procedures performed in relation to the Transaction – Historical data

Historical Amortisation Rates of Accord Prime Mortgage Loans

1	Pages [●] to [●] of the Prospectus contains a section entitled "Historical amortisation Rates of Accord Prime Mortgage Loans ". The following paragraphs 33 to 39 describe the procedures we performed over the tables included in this section.
2	We received a computerised file from the Seller on [●] entitled “[●]” (the “Historical Amortisation Rates File”). We have not agreed the Historical Amortisation Rates File to the underlying accounting records of the Seller and make no representations as to whether the Historical Amortisation Rates File completely or accurately reflects the Loans included.
3	For the purposes of these procedures amounts or percentages are considered to be in agreement if they agree within an absolute tolerance of 0.01% unless otherwise stated.
4	Recalculated the “Monthly Amortisation Rate (Annualised)” by first dividing the “Repayments - Accord Prime” by the “Opening Bal - Accord Prime” data field. This was then subtracted from 1, raised to the power of 365 over the days in the month and then subtracting this result from 1.
5	Compared the values so calculated to the corresponding values in the “Average of Monthly Amortisation Rate (Annualised)” column of the table in the “Historical Amortisation Rates of Accord Prime Mortgage Loans” section of the Prospectus [and found them to be in agreement as indicated by letter “B”].
6	Recalculated the “Average Monthly Amortisation Rate (Annualised) Over Year” as a simple average of the previous 12 months.
7	Compared the values so calculated to the corresponding values in the “Average of Monthly Amortisation Rate (Annualised) Over Year” column of the table in the “Historical Amortisation Rates of Accord Prime Mortgage Loans” section of the Prospectus [and found them to be in agreement as indicated by letter “C”].

Information on the Accord Standard Variable Rate

8	Pages [●] to [●] of the Prospectus contains a section entitled "Information on the Accord Standard Variable Rate". The following paragraphs 41 to 43 describe the procedures we performed over the tables included in this section.
9	We received a computerised file from the Seller on [●] entitled “[●]” (the “SVR File”). We have not agreed the SVR File to the underlying accounting records of the Seller and make no representations as to whether the SVR File completely or accurately reflects the Loans included.

10	For the purposes of these procedures amounts or percentages are considered to be in agreement if they agree within an absolute tolerance of 0.01% unless otherwise stated.
11	Compared the information in this file to the values in the “Accord SVR”, “Bank of England Base Rate” and “SONIA (not compounded)” column of the table in the “Information on the Accord Standard Variable Rate” section in the Prospectus [and found them to be in agreement as indicated by letter “D”].

Static Pool Information

12	Pages [●] to [●] of the Prospectus contains a section entitled "Static Pool Information". The following paragraphs 63 to 65 describe the procedures we performed over the tables included in this section.
13	Received a computerised file from the Seller on [●]entitled “[●]” (the “Arrears File”). We have not agreed the Arrears File to the underlying accounting records of the Seller and make no representations as to whether the Arrears File completely or accurately reflects the Loans included.
14	For the purposes of these procedures amounts or percentages are considered to be in agreement if they agree within an absolute tolerance of 0.01% unless otherwise stated.
15	Compared the information in the “Static Pool Information” tab of this file to the “Balance (£)”, “Count”, “% of Balance” and “% of Count” columns of the “Arrears - Prime Loans Originated by Accord Mortgages Limited” tables in the “Static Pool Information” section in the Prospectus [and found them to be in agreement as indicated by letter “E”].

Appendix 2 to the AUP Report

Engagement Letter dated [●] 2022

Schedule 3

List of Other Managers

At the date of this engagement letter there were no Other Managers

Schedule 4

Pro forma Assumption of Duty letter for Additional Manager(s)

PRIVATE AND CONFIDENTIAL

[ ] (the “Additional Manager”)

[Date]

Dear Ladies and Gentlemen

Agreed upon procedures in respect of the proposed issue of residential mortgage backed securities by the Issuer (the “Transaction”).

We refer to the engagement letter dated [date] and attached terms of business (version ToB 02/22) under which we were engaged by YBS, the Originator, the Issuer, the Arranger, the Joint Lead Managers and the Other Managers to provide services. Together these form the agreement between us and the addressees of the engagement letter for the services. We enclose a copy of the engagement letter.

We understand that the Additional Managers wish to receive a copy of our final AUP Report dated [date] prepared under the engagement letter.

We will release the AUP Report to the Additional Managers and accept a duty of care to the Additional Managers on the following terms:

1.	The Additional Managers accept that:
1.1	Except as listed in paragraph 1.4 below, references to “you” in the engagement letter apply also to the Additional Managers;
1.2	Our aggregate liability to YBS, the Originator, the Issuer and the Managers is strictly limited to the maximum amount set out in the engagement letter (and subject to its terms) as payable for all claims (including but not limited to negligence). That amount will be shared as agreed between YBS, the Originator, the Issuer, the Managers and any other party to whom we have assumed a duty of care in respect of our services and any related work product (including but not limited to the AUP Report);
1.3	The AUP Report is confidential and no onward disclosure may be made except as set out in the engagement letter;
1.4	Provisions of the engagement letter relating to the following will not apply to the Additional Managers: (i) that you have engaged us to provide the services; (ii) the payment of our fees; and (iii) the provision of assistance and information.

1.5	Further:
(i)	the AUP Report was prepared following discussions with YBS, the Originator, the Issuer, the Arranger and the Joint Lead Manager, was solely for the purposes set out in the engagement letter and is subject to the scope and limitations stated in it. It is not appropriate for any other purpose;
(ii)	the AUP Report may place particular emphasis on issues relevant to YBS, the Originator, the Issuer, the Arranger and the Joint Lead Managers at the time the AUP Report was produced and may take into account their views and information provided by them;
(iii)	we will not update the AUP Report or notify the Additional Managers of any matters coming to our attention which affect any conclusions in the AUP Report; and
(iv)	it is the responsibility of the Additional Managers to determine whether it is appropriate to rely on the AUP Report, given the lapse of time since the date of the AUP Report and any events and circumstances which may have occurred or information which may have come to light subsequent to the date of the AUP Report.

Please confirm agreement to the contents of this letter by returning a signed copy of it to us. When received we will provide, or agree to the client providing you with a copy of the AUP Report.

Yours faithfully

[Engagement leader]

For and on behalf of PricewaterhouseCoopers LLP

Confirmation of Agreement to Terms

I accept the terms of the agreement for and on behalf of [third party company name] (the “Additional Manager”)

Signed

Position

Date

PricewaterhouseCoopers LLP, 7 More London Riverside, London, SE1 2RT

T: +44 (0) 2075 835 000, F: +44 (0) 2072 127 500, www.pwc.co.uk

PricewaterhouseCoopers LLP is a limited liability partnership registered in England with registered number OC303525. The registered office of

PricewaterhouseCoopers LLP is 1 Embankment Place, London WC2N 6RH. PricewaterhouseCoopers LLP is authorised and regulated by the Financial Conduct Authority for designated investment business.